                                                                   EXHIBIT 10.47

                                [LOGO OF FORD]

                                                                January 31, 2000

Steve Isaacson
District Sales Manager
AvantGo. Inc.
1962 Sheridan Rd.
Buffalo Grove, IL 60089

Requisition Number: RQ00 032R19
Procurement Number: 028471

Steve,

Please accept this letter as authorization to ship and invoice the following products and services to Ford Motor Company. This authorization is pursuant to the terms and conditions of the existing Software License Agreement between AvantGo and Ford, and the attached Term Sheet dated January 28, 2000.

Qty      Description                                                 Price
---      -----------                                                 -----
1        AvantGo Enterprise interactive Server Master License      $[******]

1        Premium Dedicated Support Consultant                       [******]

1        One-year maintenance support and software updates          [******]

                                                                   -------------
         Total                                                     $[******]

Regards,

/s/ G.G. Surdu
--------------
George Surdu
Director, Technical Services
Ford Motor Company

Agreed & Accepted

AvantGo Inc.

/s/ Felix Lin                                             2/4/2000
-------------
Felix Lin
Chairman of the Board


[******] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                      MASTER LICENSE AGREEMENT TERM SHEET
                                   BETWEEN
                  FORD MOTOR COMPANY, INC. AND AVANTGO, INC.
                               January 31, 2000

OVERVIEW Ford Motor Company, all its subsidiaries and affiliates whether wholly owned or controlled by Ford Motor Company, as well as subsidiaries and affiliates of Ford Motor Company that might be spun off during the life of this Agreement in which latter case the provisions of this Agreement shall apply only for the remainder of its term (collectively "Ford") and AvantGo, Inc. ("AvantGo") propose to amend the existing Software License Agreement ("SLA") to enable Ford to broadly deploy AvantGo Enterprise Interactive Server software ("AvantGo Software"). AvantGo Software will be used by Ford employees and contractors.

                                 This term sheet will supersede the SLA in the event of contradictions in terms.

                                 In addition, the following sections will be stricken from the SLA:

                                 Section 1 Definitions -- "Confidential
                                 Information" -- Delete second sentence
                                 beginning with, "Confidential Information may
                                 also include oral information....."

                                 Section 12 "Confidentiality of Agreement" --
                                 Delete in its entirety.

                                 AvantGo Software will be used to deliver Ford automotive content and business applications to a variety of wireless and casually-connected handheld devices such as those based on the PalmOS and WindowsCE operating systems and in-vehicle systems that may be based on alternative operating systems.

                                 Ford will be responsible for the management and support of AvantGo Software on Ford servers at any of its locations.

MASTER LICENSE      Scope        Ford shall have a non-exclusive, worldwide,
AGREEMENT                        unlimited use license for AvantGo Software.

                                 All enhancements and updates to the software related to the connection and use of handheld devices with Ford's infrastructure are included as part of the maintenance agreement. Any enhancements and updates that require AvantGo to enter into royalty and/or licensing agreements with third parties shall be excluded from this scope.


[******] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                                                                           If Ford chooses to use some or all of these
                                                                           enhancements and/or updates, the parties agree to
                                                                           negotiate the terms in good faith.

                                       Term                                Two (2) years.

                                       Software updates supporting         AvantGo will, in the future, add support for additional
                                       additional connectivity, devices,   wireless connectivity options, handheld devices and
                                       and operating systems               handheld device operating systems.  These updates to
                                                                           AvantGo Software will be provided as part of our
                                                                           standard maintenance program.

                                       Platforms                           AvantGo Software may be deployed on hardware servers
                                                                           running Linux, Solaris, and Windows NT. However, AvantGo
                                                                           will make available to Ford all updates of AvantGo
                                                                           Software to be developed during the life of this
                                                                           Agreement as part of AvantGo's standard maintenance
                                                                           program (see above under section "Software Updates,").

                                       Non-Compete                         Ford shall not, directly or indirectly, offer a service
                                                                           competitive with AvantGo.com.

MAINTENANCE AND SUPPORT                                                    AvantGo will provide standard telephone and e-mail
                                                                           support and software updates.

FEES                                   Master License                      $[******]

                                                                           After [******] months, Ford shall pay $[******] for
                                                                           each user license above [******] licenses.

                                       Maintenance and Support             During the first [******] (*) months of the term,
                                                                           maintenance and support fees are included as part of the
                                                                           Master License Fee.

                                                                           Thereafter, maintenance and support fees will be
                                                                           [******]% of the master license fees to be paid annually
                                                                           in advance.

                                       Dedicated Support                   [******] on-site, dedicated support is included.

                                       Consulting                          Ford will receive a [*]% discount on professional
                                                                           services delivered on a time-and-materials basis for
                                                                           projects with a minimum commitment of $[*]

JOINT MARKETING                                                            Ford agrees to issue a joint press release announcing a
                                                                           strategic relationship with AvantGo within 30 days of
                                                                           entering into an


[******] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                           agreement with AvantGo on the acquisition by Ford of AvantGo shares for the amount of $5 million.

                           Ford agrees to be a reference account for AvantGo.

                           Ford will assist AvantGo in creating a "success story" for marketing purposes, highlighting Ford's use of AvantGo Software.

[******] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.